   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1999



                                                      REGISTRATION NO. 333-87601

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1



                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         FLEXTRONICS INTERNATIONAL LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              SINGAPORE                               0-23354                             NOT APPLICABLE
   (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
            INCORPORATION)                                                             IDENTIFICATION NO.)

               514 CHAI CHEE LANE #04-13                                     MICHAEL E. MARKS
               1 BEDOK INDUSTRIAL ESTATE                                 CHIEF EXECUTIVE OFFICER
                    SINGAPORE 469029                                  FLEXTRONICS INTERNATIONAL LTD.
                     (65) 449-5255                                      514 CHAI CHEE LANE #04-13
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,                   1 BEDOK INDUSTRIAL ESTATE
INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE                     SINGAPORE 469029
                        OFFICES)                                              (65) 449-5255
                                                            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
                                                                                 NUMBER,
                                                                INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                            GORDON K. DAVIDSON, ESQ.
                            DAVID K. MICHAELS, ESQ.
                               TRAM T. PHI, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                          PALO ALTO, CALIFORNIA 94306

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]


    Pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended, the Prospectus which constitutes part of this Registration Statement is a combined prospectus and also relates to 5,000,000 of the Registrant's ordinary shares previously registered on Form S-3, Registration No. 333-67883. This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-67883. Such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement in accordance with Section 8(c) of the Securities Act of 1933, as amended.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     The sole purpose of this Amendment is to file exhibits to the Registration Statement. No changes have been made to the text of the Registration Statement other than to Item 16 (Exhibits).



ITEM 16. EXHIBITS



EXHIBIT
NUMBER                           EXHIBIT TITLE
-------                          -------------
 1.1*     Form of Underwriting Agreement.
 2.1+     Asset Transfer Agreement between Ericsson Business Networks
          AB and Flextronics International Sweden AB dated as February
          12, 1997. Certain schedules have been omitted. The
          Registrant agrees to furnish supplementally a copy of any
          omitted schedule to the Commission upon request.
          (Incorporated by reference to Exhibit 2.6 of the
          Registrant's Registration Statement on Form S-3, No.
          333-21715.)
 2.2+     Exchange Agreement dated October 19, 1997 by and among the
          Registrant, Neutronics Electronic Industries Holding A.G.
          and the named shareholders of Neutronics Electronic
          Industries Holding A.G. (Incorporated by reference to
          Exhibit 2 of the Registrant's Current Report on Form 8-K for
          event reported on October 30, 1997.)
 2.3+     Exchange Agreement dated as of June 11, 1999 among the
          Registrant, Flextronics Holding Finland Oyj and Seppo
          Parhankangas. (Incorporated by reference to Exhibit 2.3 of the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.)
 3.1+     Memorandum of Association of the Registrant. (Incorporated
          by reference to Exhibit 3.1 of the Registrant's Registration
          Statement on Form S-1, No. 33-74622.)
 3.2+     Articles of Association of the Registrant. (Incorporated by
          reference to Exhibit 3.2 of the Registrant's Registration
          Statement on Form S-4, No. 33-85842.)
 4.1+     Indenture dated as of October 15, 1997 between the
          Registrant and State Street Bank and Trust Company of
          California, N.A., as trustee. (Incorporated by reference to
          Exhibit 10.1 of the Registrant's Current Report on Form 8-K
          for event reported on October 15, 1997.)
 5.1**    Opinion and Consent of Allen & Gledhill with respect to the ordinary shares being registered.
23.1+     Consent of Arthur Andersen LLP.
23.2+     Consent of Moore Stephens.

EXHIBIT
NUMBER                           EXHIBIT TITLE
-------                          -------------
23.3**    Consent of Allen & Gledhill (included in Exhibit 5.1).
24.1+     Power of Attorney (included in the signature page of this
          Registration Statement).
27.1      Financial Data Schedule. (Incorporated by reference to
          Exhibit 27.1 of the Registrant's Annual Report on Form 10-K
          for the fiscal year ended March 31, 1999.)


-------------------------
 * To be filed by amendment or by a report on Form 8-K pursuant to Item 601 of Regulation S-K.

** Filed herewith.


 + Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Jose, State of California on this 24th day of September, 1999.


                                     FLEXTRONICS INTERNATIONAL LTD.

                                     By:        /s/ MICHAEL E. MARKS
                                        ----------------------------------------
                                                    Michael E. Marks


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacities and on the dates indicated.



                  SIGNATURE                             TITLE                  DATE
                  ---------                             -----                  ----
            /s/ MICHAEL E. MARKS               Chairman of the Board,   September 24, 1999
---------------------------------------------    and Chief Executive
              Michael E. Marks                   Officer (principal
                                                 executive officer)

             /s/ TSUI SUNG LAM*                       Director          September 24, 1999
---------------------------------------------
                Tsui Sung Lam

            /s/ ROBERT R.B. DYKES                President, Systems     September 24, 1999
---------------------------------------------      Group and Chief
              Robert R.B. Dykes                   Financial Officer
                                                (principal financial
                                               and accounting officer)

           /s/ MICHAEL J. MORITZ*                     Director          September 24, 1999
---------------------------------------------
              Michael J. Moritz

            /s/ RICHARD L. SHARP*                     Director          September 24, 1999
---------------------------------------------
              Richard L. Sharp

             /s/ PATRICK FOLEY*                       Director          September 24, 1999
---------------------------------------------
                Patrick Foley

              /s/ ALAIN AHKONG*                       Director          September 24, 1999
---------------------------------------------
                Alain Ahkong

            /s/ HUI SHING LEONG*                      Director          September 24, 1999
---------------------------------------------
               Hui Shing Leong

          *By: /s/ MICHAEL E. MARKS
   ---------------------------------------
              Michael E. Marks
              Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
  1.1*    Form of Underwriting Agreement.
  5.1**   Opinion and Consent of Allen & Gledhill with respect to the ordinary shares being registered.
23.1+     Consent of Arthur Andersen LLP.
23.2+     Consent of Moore Stephens.
 23.3**   Consent of Allen & Gledhill (included in Exhibit 5.1).
24.1+     Power of Attorney (included in the signature page of this
          Registration Statement).


-------------------------
 * To be filed by amendment or by a report on Form 8-K pursuant to Item 601 of Regulation S-K.

** Filed herewith.


 + Previously filed.